 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2014

HAMPSHIRE GROUP, LIMITED

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-20201 (Commission File Number)	06-0967107 (I.R.S. Employer Identification No.)

114 W. 41st Street, New York, New York (Address of principal executive offices)	10036 (Zip code)

(864) 231-1200

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

On June 12, 2014, Hampshire Group, Limited (the “Company”) distributed an Investor Presentation at its 2014 Annual Meeting of Stockholders. A copy of the Investor Presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy is also available on the Company’s website at www.hamp.com.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

The Investor Presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the federal securities laws. It should be read in conjunction with “Cautionary Disclosure Regarding Forward-Looking Statements” contained in the Investor Presentation and the risk factors included in the Company’s periodic reports filed with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, that discuss important factors that could cause the Company’s results to differ materially from those anticipated in such forward-looking statements.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.     Description

99.1                  Investor Presentation of Hampshire Group, Limited dated June 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAMPSHIRE GROUP, LIMITED

By:	/s/ Trey A. Darwin
Name: Trey A. Darwin
Title: Vice President and Chief Financial Officer

Dated: June 12, 2014

Exhibit Index

Exhibit No.	Description

99.1	Investor Presentation of Hampshire Group, Limited dated June 12, 2014